UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2021

QuantumScape Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California		95110
(Address of principal executive offices)		(Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	QS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2021, QuantumScape Corporation, a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Transfer Agent”), amended the Warrant Agreement, dated as of June 25, 2020, by and between the Company and the Transfer Agent (the “Warrant Agreement”). The Warrant Agreement has been amended to (i) advance the earliest exercise date of the Public Warrants (as defined in the Warrant Agreement) to March 5, 2021 rather than June 30, 2021 and (ii) clarify that this advancement of the earliest exercise date of the Public Warrants will not impact the earliest date of redemption of the Public Warrants, the Private Placement Warrants (as defined in the Warrant Agreement) or the Working Capital Warrants (as defined in the Warrant Agreement). The earliest redemption date of the Public Warrants will remain July 30, 2021 and the earliest redemption date of the Private Placement Warrants and Working Capital Warrants will remain September 28, 2021. The earliest exercise date of the Private Placement Warrants and Working Capital Warrants will remain June 30, 2021. As of March 5, 2021, warrant holders may exercise their Public Warrants to purchase the Company’s Class A common stock, par value $0.0001 per share, at $11.50 per share.

Item 7.01	Regulation FD Disclosure

On February 16, 2021, the Company issued a press release announcing the amendment to the Warrant Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Amendment to Warrant Agreement

99.1	Press Release dated February 16, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 16, 2021

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Legal Officer and Head of Corporate Development